UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
August 6, 2012

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Explanatory Note
On August 6, 2012, Campbell Soup Company filed a Current Report on Form 8-K in connection with its acquisition of BF Bolthouse Holdco, LLC (Bolthouse Farms). This Form 8-K/A amends that Form 8-K to include (i) Bolthouse Farms' audited consolidated financial statements as of and for the year ended March 31, 2012, as required by Item 9.01(a) of Form 8-K, and (ii) the unaudited pro forma financial information related to the Bolthouse Farms acquisition, as required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the August 6, 2012, Form 8-K remains unchanged.
Item 9.01 – Financial Statements and Exhibits

(a)    Financial statements of businesses acquired

The audited consolidated financial statements of Bolthouse Farms as of and for the year ended March 31, 2012, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)    Pro forma financial information

The following unaudited pro forma financial information related to the Bolthouse Farms acquisition is attached as Exhibit 99.1 and incorporated herein by reference:

(i)    Unaudited Pro Forma Combined Statement of Earnings for the year ended July 29, 2012; and

(ii)    Unaudited Pro Forma Combined Balance Sheet as of July 29, 2012.

(d)    Exhibits

23    Consent of KPMG LLP.

99.1    Unaudited Pro Forma Combined Financial Information.

99.2	Audited Consolidated Financial Statements of BF Bolthouse Holdco, LLC as of and for the year ended March 31, 2012.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: October 19, 2012
	By:	/s/ B. Craig Owens
B. Craig Owens
Senior Vice President - Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of KPMG LLP.
99.1	Unaudited Pro Forma Combined Financial Information.
99.2	Audited Consolidated Financial Statements of BF Bolthouse Holdco, LLC as of and for the year ended March 31, 2012.